EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
OCTOBER 2015 MONTHLY DIVIDEND AND
SEPTEMBER 30, 2015 RMBS PORTFOLIO CHARACTERISTICS

•	October 2015 Monthly Dividend of $0.14 Per Share
•	Estimated Book Value Per Share at September 30, 2015 of $11.69
•	Estimated -2.2% total return on equity for the quarter, or -8.7% annualized
•	RMBS Portfolio Characteristics as of September 30, 2015
•	1,197,543 cumulative shares repurchased through stock repurchase program

Vero Beach, Fla., October 8, 2015 - Orchid Island Capital, Inc. (the “Company”) (NYSE:ORC) announced today that the Board of Directors declared a monthly cash dividend for the month of October 2015. The dividend of $0.14 per share will be paid October 30, 2015, to holders of record on October 26, 2015, with an ex-dividend date of October 22, 2015.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that certain percentages of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of October 8, 2015, the Company had 21,768,190 shares outstanding. At June 30, 2015, the Company had 22,959,817 shares outstanding.

Estimated September 30, 2015 Book Value Per Share

The Company’s estimated book value per share as of September 30, 2015 was $11.69.  The Company computes book value per share by dividing total stockholders’ equity by the total number of shares outstanding of the Company's common stock. At September 30, 2015, the Company's preliminary estimated total stockholders’ equity was approximately $255.9 million with 21,892,773 common shares outstanding. These figures and the resulting estimated book value per share are preliminary, subject to change, and subject to review by the Company’s independent registered public accounting firm.

Estimated Return on Equity

The Company’s estimated total return on equity for the quarter ended September 30, 2015 was -2.2%, or -8.7% on an annualized basis. The Company calculates total return on equity as the sum of dividends declared and paid during the quarter plus changes in book value during the quarter, divided by the Company’s stockholders’ equity at the beginning of the quarter.  The total return was -$0.27 per share, comprised of dividends per share of $0.42 and a decrease in book value per share of $0.69 from June 30, 2015.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of September 30, 2015 are presented below. These figures are preliminary and subject to change and, with respect to figures that will appear in the Company’s financial statements and associated footnotes as of and for the quarter and nine months ended September 30, 2015, are subject to review by the Company’s independent registered public accounting firm.

•	RMBS Assets by Agency
•	Investment Company Act of 1940 Whole Pool Test Results
•	Repurchase agreement exposure by counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2014.
RMBS Valuation Characteristics
($ in thousands)
				Percentage	Weighted	Realized
	Current	Fair	Current	of	Average	Sep 2015 CPR
Asset Category	Face	Value(1)	Price	Portfolio	Coupon	(Reported in Oct)
As of September 30, 2015
Adjustable Rate RMBS	$2,886	$3,090	107.06	0.15%	3.58%	22.88%
10-1 Hybrid Rate RMBS	53,266	54,655	102.61	2.58%	2.56%	8.41%
Hybrid Adjustable Rate RMBS	53,266	54,655	102.61	2.58%	2.56%	8.41%
15 Year Fixed Rate RMBS	102,057	107,781	105.61	5.09%	3.28%	5.01%
20 Year Fixed Rate RMBS	325,774	351,365	107.86	16.59%	4.00%	3.59%
30 Year Fixed Rate RMBS	1,379,029	1,496,518	108.52	70.67%	4.26%	5.23%
Total Fixed Rate RMBS	1,806,860	1,955,664	108.24	92.35%	4.16%	4.99%
Total Pass-through RMBS	1,863,012	2,013,409	108.07	95.08%	4.11%	5.12%
Interest-Only Securities	536,981	64,351	11.98	3.04%	3.59%	13.97%
Inverse Interest-Only Securities	191,331	39,849	20.83	1.88%	6.18%	17.15%
Structured RMBS	728,312	104,200	14.31	4.92%	4.58%	14.80%
Total Mortgage Assets	$2,591,324	$2,117,609		100.00%	4.14%	7.94%

RMBS Assets by Agency			Investment Company Act of 1940 (Whole Pool) Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of September 30, 2015			As of September 30, 2015
Fannie Mae	$1,762,847	83.2%	Whole Pool Assets	$1,738,549	82.1%
Freddie Mac	337,687	16.0%	Non Whole Pool Assets	379,060	17.9%
Ginnie Mae	17,075	0.8%	Total Mortgage Assets	$2,117,609	100.0%
Total Mortgage Assets	$2,117,609	100.0%

(1)
Amounts in the tables above include assets with a fair value of approximately $92.3 million purchased in September 2015 which settle in October 2015, and excludes assets with a fair value of $87.4 million sold in September 2015 which settle in October 2015.

Repurchase Agreement Exposure By Counterparty
($ in thousands)
			Weighted
		% of	Average
	Total	Total	Maturity	Longest
As of September 30, 2015	Borrowings(1)	Debt	in Days	Maturity
ED&F Man Capital Markets Inc	$177,634	9.1%	16	10/26/2015
Goldman, Sachs & Co	159,105	8.2%	56	11/25/2015
Cantor Fitzgerald & Co	142,652	7.3%	14	10/19/2015
Mizuho Securities USA, Inc	129,512	6.7%	12	10/22/2015
ICBC Financial Services LLC	127,359	6.6%	14	10/19/2015
Merrill Lynch, Pierce, Fenner & Smith Inc	119,416	6.1%	14	10/14/2015
Wells Fargo Bank, N.A.	115,924	6.0%	12	10/14/2015
Citigroup Global Markets Inc	114,217	5.9%	15	10/26/2015
Mitsubishi UFJ Securities (USA), Inc	113,807	5.9%	18	10/30/2015
J.P. Morgan Securities LLC	111,503	5.7%	12	10/28/2015
KGS-Alpha Capital Markets, L.P	102,291	5.3%	11	10/19/2015
RBC Capital Markets, LLC	100,712	5.2%	18	10/22/2015
Nomura Securities International, Inc.	97,948	5.0%	20	10/30/2015
South Street Securities, LLC	94,434	4.9%	14	10/21/2015
Daiwa Securities America Inc.	81,433	4.2%	10	10/14/2015
Morgan Stanley & Co	52,972	2.7%	11	10/14/2015
CRT Capital Group, LLC	45,512	2.3%	20	10/26/2015
Guggenheim Securities, LLC	42,374	2.2%	38	11/30/2015
Barclays Capital Inc	10,125	0.5%	14	10/14/2015
Suntrust Robinson Humphrey, Inc	4,369	0.2%	23	10/23/2015
Total Borrowings	$1,943,299	100.0%	18	11/30/2015

(1)
In September 2015, the Company purchased assets with a fair value of approximately $92.3 million which settle in October 2015 that are expected to be funded by repurchase agreements.  These anticipated borrowings are not included in the table above.

RMBS Risk Measures
($ in thousands)
Mortgage Assets
		Weighted
		Average	Weighted	Weighted	Modeled	Modeled
		Months	Average	Average	Interest	Interest
		To Next	Lifetime	Periodic	Rate	Rate
	Fair	Coupon Reset	Cap	Cap Per Year	Sensitivity	Sensitivity
Asset Category	Value	(if applicable)	(if applicable)	(if applicable)	(-50 BPS)(1)	(+50 BPS)(1)
As of September 30, 2015
Adjustable Rate RMBS	$3,090	6	10.03%	2.00%	$19	$(20)
Hybrid Adjustable Rate RMBS	54,655	88	7.55%	2.00%	855	(1,057)
Total Fixed Rate RMBS	1,955,664	n/a	n/a	n/a	29,802	(41,335)
Total Pass-through RMBS	2,013,409	n/a	n/a	n/a	30,676	(42,412)
Interest-Only Securities	64,351	n/a	n/a	n/a	(11,995)	10,406
Inverse Interest-Only Securities	39,849	1	6.38%	n/a	(271)	(953)
Structured RMBS	104,200	n/a	n/a	n/a	(12,266)	9,453
Total Mortgage Assets	$2,117,609	n/a	n/a	n/a	$18,410	$(32,959)

Funding Hedges
					Modeled	Modeled
					Interest	Interest
			Average	Hedge	Rate	Rate
			Notional	Period	Sensitivity	Sensitivity
			Balance(2)	End Date	(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures Contracts - Short Positions			$873,333	Mar-2019	$(13,770)	$16,375
Treasury Futures Contracts - Short Positions			185,000	Dec-2025	(7,549)	7,430
Grand Total					$(2,909)	$(9,154)

(1)
Modeled results from Citigroup Global Markets, Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR Option-Adjusted Spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Treasury futures contracts were valued at 128.73 at September 30, 2015. The nominal value of the short position was $238.2 million.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400